Exhibit 99.1

Cohu Reports Third Quarter 2018 Results

●	Sales of $281 million in the first nine months of 2018, up 5% year-over-year

●	GAAP gross margin of 39.9%; non-GAAP gross margin of 40.8%

●	GAAP earnings per share of $0.16; non-GAAP adjusted earnings per share of $0.30

●	Recently completed the acquisition of Xcerra and already implemented $9.1 million annual run rate cost synergies

POWAY, Calif., November 5, 2018 -- Cohu, Inc. (NASDAQ: COHU), a leading supplier of semiconductor equipment, today reported fiscal 2018 third quarter net sales of $86.2 million and GAAP income of $4.8 million or $0.16 per share. Net sales for the first nine months of 2018 were $281.1 million and GAAP income was $24.6 million or $0.83 per share. (1)

Cohu also reported non-GAAP results, with third quarter 2018 income of $9.0 million or $0.30 per share and income of $38.3 million or $1.29 per share for the first nine months of 2018. (1)

GAAP Results (1)
(in millions, except per share amounts)	Q3 FY 2018	Q2 FY 2018	Q3 FY 2017	9 Months 2018	9 Months 2017

Net sales	$86.2	$99.8	$93.7	$281.1	$268.6

Income	$4.8	$11.6	$8.8	$24.6	$26.2
Income per share	$0.16	$0.39	$0.30	$0.83	$0.92

Non-GAAP Results (1)
(in millions, except per share amounts)	Q3 FY 2018	Q2 FY 2018	Q3 FY 2017	9 Months 2018	9 Months 2017

Income	$9.0	$18.8	$12.6	$38.3	$36.3
Income per share	$0.30	$0.64	$0.43	$1.29	$1.27
(1)	All amounts presented are from continuing operations and exclude operating results from Xcerra acquired on October 1, 2018.

Total cash and investments at the end of third quarter 2018 were $171.2 million.

Luis Müller, President and Chief Executive Officer of Cohu stated, “Cohu delivered solid 14.8% adjusted EBITDA on sales of $86 million, demonstrating the resilience of our business model despite further softening conditions in the mobility market.”

Müller continued, “With the completion of the Xcerra acquisition, Cohu is now a global leader in back-end semiconductor equipment and services and printed circuit board test, with a breadth of products that is unmatched in the industry serving an approximate $5 billion addressable market. We’ve received strong positive feedback from customers and are encouraged by the cross-selling opportunities across our product portfolio. The integration of the two companies is off to a good start and we have already implemented $9.1 million in annual run rate cost synergies. We expect to meet our initial cost synergy target of $20 million within the first two years and later achieve our goal of $40 million within three to five years.”

Cohu expects fourth quarter 2018 sales, which include Xcerra, to be between $168 million and $183 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on January 2, 2019 to shareholders of record on November 16, 2018.

Conference Call Information:

The company will host a live conference call and webcast with slides to discuss third quarter 2018 results at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time on November 5, 2018. Interested investors and analysts are invited to dial into the conference call by using 1-866-434-5330 (domestic) or +1-213-660-0873 (international) and entering the pass code 9996488. Webcast access is available on the Investor Information section of the company’s website at www.cohu.com.

The teleconference replay will be available through December 6, 2018. The replay dial-in number is 1-855-859-2056 (domestic) or +1-404-537-3406 (international) using pass code 9996488. The webcast replay will be available on the Company’s website through November 5, 2019 at www.cohu.com.

About Cohu:

Cohu (NASDAQ: COHU) is a global leader in back-end semiconductor equipment and services, delivering leading-edge solutions for the manufacturing of semiconductors and printed circuit boards. Additional information can be found at www.cohu.com.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures, including non-GAAP Gross Margin, Income, Income (adjusted earnings) per share and adjusted EBITDA percentage, that supplement the Company’s Condensed Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, restructuring costs, manufacturing transition costs, acquisition related costs, fair value adjustment to contingent consideration and purchase accounting inventory step-up included in cost of sales. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Income.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the Xcerra acquisition, integration and cost synergy savings, timing and targets; market conditions in the mobility market; long-term cross-selling opportunities across our product portfolio; breadth of our product portfolio; the addressable market size; Cohu’s fourth quarter 2018 sales forecast, guidance and effective tax rate; and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; revenue recognition impacts due to ASC 606; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; geopolitical issues and trade wars; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; rapid technological change; and significant risks associated with the Xcerra acquisition including but not limited to (i) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies and cost savings, (ii) the possibility that other anticipated benefits of the transaction will not be realized, (iii) litigation relating to the transaction that still could be instituted against Cohu and/or Xcerra, (iv) possible disruptions from the transaction that could harm Cohu’s and/or Xcerra’s respective businesses, (v) the ability of Cohu or Xcerra to retain, attract and hire key personnel, (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the acquisition, (vii) the adverse impact to Cohu’s operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt, and (viii) continued availability of capital and financing and rating agency actions. These and other risks and uncertainties are discussed more fully in Cohu’s filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q, in the Registration Statement on Form S-4 that was filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock that was issued in the transaction and the joint proxy statement of Cohu and Xcerra in connection with the transaction that is contained therein, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.

Contact:

Cohu, Inc.

Richard Yerganian, 781-467-5063

Vice President, Investor Relations

rich.yerganian@cohu.com

COHU, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Nine Months Ended (1)
	September 29,	September 30,	September 29,	September 30,
	2018	2017	2018	2017

Net sales	$86,164	$93,651	$281,131	$268,614
Cost and expenses:
Cost of sales	51,786	56,742	165,701	162,319
Research and development	11,088	9,609	33,914	28,851
Selling, general and administrative (2)	16,511	16,882	50,926	47,362
	79,385	83,233	250,541	238,532
Income from operations	6,779	10,418	30,590	30,082
Interest and other, net	326	174	880	417
Income from continuing operations before taxes	7,105	10,592	31,470	30,499
Income tax provision	2,302	1,837	6,897	4,273
Income from continuing operations	4,803	8,755	24,573	26,226

Discontinued operations:
Loss from discontinued operations before taxes (3)	-	-	-	(278)
Income tax provision	-	-	-	-
Loss from discontinued operations	-	-	-	(278)
Net income	$4,803	$8,755	$24,573	$25,948

Income per share:
Basic:
Income from continuing operations	$0.17	$0.31	$0.85	$0.95
Loss from discontinued operations	-	-	-	(0.01)
	$0.17	$0.31	$0.85	$0.94

Diluted:
Income from continuing operations	$0.16	$0.30	$0.83	$0.92
Loss from discontinued operations	-	-	-	(0.01)
	$0.16	$0.30	$0.83	$0.91

Weighted average shares used in computing income per share: (4)
Basic	28,948	28,155	28,814	27,614
Diluted	29,770	29,105	29,650	28,640

(1)

The three- and nine-month periods ended September 29, 2018 were comprised of 13 weeks and 39 weeks, respectively. The three- and nine-month periods ended September 30, 2017 were comprised of 14 weeks and 39 weeks, respectively. Excludes operating results from Xcerra acquired on October 1, 2018.

(2)	SG&A expense for the three- and nine-month periods ended September 29, 2018 include Xcerra transaction costs totaling $1.0 million and $5.2 million, respectively.
(3)	All amounts presented result from an adjustment to the fair value of a contingent consideration receivable recorded in conjunction with the sale of BMS in 2015.
(4)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (1)
(in thousands) (Unaudited)

	September 29,	December 30,
	2018	2017
Assets:
Current assets:
Cash and investments	$171,244	$155,615
Accounts receivable	78,575	71,125
Inventories	63,824	62,085
Other current assets	8,643	8,613
Total current assets	322,286	297,438
Property, plant & equipment, net	32,922	34,172
Goodwill	64,579	65,613
Intangible assets, net	13,512	16,748
Other assets	9,707	6,486
Total assets	$443,006	$420,457

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$1,894	$6,608
Other current liabilities	88,031	78,659
Total current liabilities	89,925	85,267
Other noncurrent liabilities	44,074	46,099
Stockholders’ equity	309,007	289,091
Total liabilities & stockholders’ equity	$443,006	$420,457

(1)	Excludes impact of Xcerra acquisition that closed on October 1, 2018

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited) *
(in thousands, except per share amounts)

	Three Months Ended
	September 29,	June 30,	September 30,
	2018	2018	2017
Income from operations - GAAP basis (a)	$6,779	$13,798	$10,418
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales	125	162	123
Research and development	354	395	278
Selling, general and administrative (SG&A)	1,401	1,391	1,459
	1,880	1,948	1,860
Amortization of intangible assets included in (c):
Cost of sales	644	639	677
SG&A	380	380	403
	1,024	1,019	1,080
Restructuring costs included in (d):
Research and development	273	-	-
SG&A	107	-	-
	380	-	-
Manufacturing transition and severance costs included in SG&A (e)	23	100	7
Adjustment to contingent consideration included in SG&A (f)	227	577	668
Acquisition costs included in SG&A (g)	1,034	3,848	85
Inventory step-up included in cost of sales (h)	-	-	592
Income from operations - non-GAAP basis (i)	$11,347	$21,290	$14,710
Income from continuing operations - GAAP basis	$4,803	$11,648	$8,755
Non-GAAP adjustments (as scheduled above)	4,568	7,492	4,292
Tax effect of non-GAAP adjustments (j)	(373)	(305)	(452)
Income from continuing operations - non-GAAP basis	$8,998	$18,835	$12,595
GAAP income from continuing operations per share - diluted	$0.16	$0.39	$0.30
Non-GAAP income from continuing operations per share - diluted (k)	$0.30	$0.64	$0.43

Gross Profit Reconciliation
Gross profit - GAAP basis	$34,378	$41,501	$36,909
Non-GAAP adjustments to cost of sales (as scheduled above)	769	801	1,392
Gross profit - Non-GAAP basis	$35,147	$42,302	$38,301
Non-GAAP gross profit as a percentage of net sales	40.8%	42.4%	40.9%

Adjusted EBITDA Reconciliation
Net income - GAAP basis	$4,803	$11,648	$8,755
Income tax provision	2,302	2,468	1,837
Interest and other, net	(326)	(318)	(174)
Amortizaton	1,024	1,019	1,080
Depreciation	1,378	1,398	1,312
Other non-GAAP adjustments (as scheduled above)	3,544	6,473	3,212
Adjusted EBITDA	$12,725	$22,688	$16,022
Adjusted EBITDA as a percentage of net sales	14.8%	22.7%	17.1%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$27,599	$27,703	$26,491
Non-GAAP adjustments to R&D and SG&A (as scheduled above)	(3,799)	(6,691)	(2,900)
Operating Expenses - Non-GAAP basis	$23,800	$21,012	$23,591

* Excludes operating results from Xcerra acquired on October 1, 2018

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management initiated certain restructuring activities including employee headcount reductions and other organizational changes to align our business strategies in anticipation of the completion of the merger with Xcerra. Restructuring costs have been excluded because such expense is not used by Management to assess the core profitability of Cohu’s business operations. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our ongoing cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Acquisition costs, fair value adjustment to contingent consideration and inventory step-up costs have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	7.9%, 13.8% and 11.1% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred during third quarter of 2018 in anticipation of the closing of the Xcerra acquisition.
(e)	To eliminate manufacturing transition costs.
(f)	To eliminate fair value adjustment to contingent consideration related to the acquisition of Kita.
(g)	To eliminate professional fees and other direct incremental expenses incurred related to acquisitions.
(h)	To eliminate the inventory step-up costs incurred related to the acquisition of Kita.
(i)	13.2%, 21.3% and 15.7% of net sales, respectively.
(j)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(k)	All periods presented were computed using the number of GAAP diluted shares outstanding.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited) *
(in thousands, except per share amounts)

	Nine Months Ended
	September 29,	September 30,
	2018	2017
Income from operations - GAAP basis (a)	$30,590	$30,082
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales	408	327
Research and development	1,098	856
SG&A	3,991	4,153
	5,497	5,336
Amortization of intangible assets included in (c):
Cost of sales	1,959	2,015
SG&A	1,158	1,149
	3,117	3,164
Restructuring costs included in (d):
Research and development	273	-
SG&A	107	-
	380	-
Manufacturing transition and severance costs included in SG&A (e)	110	452
Adjustment to contingent consideration included in SG&A (f)	657	668
Acquisition costs included in SG&A (g)	5,178	328
Inventory step-up included in cost of sales (h)	-	1,404
Income from operations - non-GAAP basis (i)	$45,529	$41,434
Income from continuing operations - GAAP basis	$24,573	$26,226
Non-GAAP adjustments (as scheduled above)	14,939	11,352
Tax effect of non-GAAP adjustments (j)	(1,179)	(1,316)
Income from continuing operations - non-GAAP basis	$38,333	$36,262
GAAP income per share - diluted	$0.83	$0.92
Non-GAAP income per share - diluted (k)	$1.29	$1.27

Gross Profit Reconciliation
Gross profit - GAAP basis	$115,430	$106,295
Non-GAAP adjustments to cost of sales (as scheduled above)	2,367	3,746
Gross profit - Non-GAAP basis	$117,797	$110,041
Non-GAAP gross profit as a percentage of net sales	41.9%	41.0%

Adjusted EBITDA Reconciliation
Net income - GAAP basis	$24,573	$25,948
Loss from discontinued operations	-	278
Income tax provision	6,897	4,273
Interest and other, net	(880)	(417)
Amortizaton	3,117	3,164
Depreciation	4,159	3,567
Other non-GAAP adjustments (as scheduled above)	11,822	8,188
Adjusted EBITDA	$49,688	$45,001
Adjusted EBITDA as a percentage of net sales	17.7%	16.8%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$84,840	$76,213
Non-GAAP adjustments to R&D and SG&A (as scheduled above)	(12,572)	(7,606)
Operating Expenses - Non-GAAP basis	$72,268	$68,607

* Excludes operating results from Xcerra acquired on October 1, 2018

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management has initiated certain restructuring activities including employee headcount reductions and other organizational changes to align our business strategies in anticipation of the completion of the merger with Xcerra. Restructuring costs have been excluded because such expense is not used by Management to assess the core profitability of Cohu’s business operations. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Acquisition costs, fair value adjustment to contingent consideration and inventory step-up costs have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	10.9% and 11.2% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred during third quarter of 2018 in anticipation of the closing of the Xcerra acquisition.
(e)	To eliminate manufacturing transition costs.
(f)	To eliminate fair value adjustment to contingent consideration related to the acquisition of Kita.
(g)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisitions.
(h)	To eliminate the inventory step-up costs incurred related to acquisitions.
(i)	16.2% and 15.4% of net sales, respectively.
(j)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(k)	All periods presented were computed using the number of GAAP diluted shares outstanding.